UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

 BTHC X, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52237	20-5456047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Argyrokastrou Street, Voula, Athens, Greece	16673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +30 210 899 2896

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 4, 2010, BTHC X, Inc. (the “Company”) engaged Blanchfield, Meyer, Kober & Rizzo, LLP (“BMKR”) as its independent registered public accounting firm.  The Company’s board of directors approved the appointment of BMKR as the Company’s new independent public accounting firm.  The Company had no independent public accounting firm during the period between March 29, 2010 and May 3, 2010.

As previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and the Current Report on Form 8-K filed on April 9, 2010, on March 29, 2010 the Board of Directors of the Company accepted the resignation of its then registered independent certified public accounting firm, S. W.  Hatfield, CPA (“SWHCPA”) of Dallas, Texas, after it was notified that, due to the partner rotation rules and regulations of the U. S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002, SWHCPA was unable to continue as the Company’s auditor.

No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going  concern.

During the Company's two most recent fiscal years (ended December 31, 2009 and 2008) and from January 1, 2010 through March 29, 2010, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.  For the years ended December 31, 2009 and 2008, and from January 1, 2010 through the date of this report, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 through May 4, 2010, neither the Company nor anyone on behalf of the Company has consulted with BMKR regarding either:

1.
The application of accounting principles to specified transactions, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that BMKR concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2010	BTHC X. INC.

	By:	/s/ George Syllantavos
Name: George Syllantavos
Title: President, Chief Executive Officer, Chief Financial Officer and Director